UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2026
Commission File Number: 1-35106

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Nevada		27-5403694
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York,	NY	10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The	NASDAQ	Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 23, 2026, AMC Networks Inc. (“AMC Networks” or the “Company”), a Nevada corporation, certain of the Company’s subsidiaries (the “Guarantors”) and U.S. Bank Trust Company, National Association, as the trustee (the “Trustee”), entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture dated as of July 3, 2025 (the “Indenture”), between the Company, the Guarantors and the Trustee, under which the Company’s $400,000,000 aggregate principal amount of 10.50% Senior Secured Notes due 2032 (the “Notes”) were issued.
The First Supplemental Indenture modifies the Indenture to (1) amend the covenant that limits restricted payments in order to permit buybacks, purchases, redemptions, retirements or other acquisitions of AMC Networks Inc.’s equity interests in an aggregate amount not to exceed $50,000,000; (2) revise the covenant that limits transfers or licenses of certain trademarks to unrestricted subsidiaries to only permit transfers of non-exclusive licenses; and (3) restrict investments in unrestricted subsidiaries made pursuant to the definition of “Permitted Investments” to certain specified clauses in such definition.
The foregoing summary of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01    Other Events.
On February 23, 2026, the Company issued a press release announcing the effectiveness of amendments to the Indenture and extension of solicitation of consents (the “Consent Solicitation”) from eligible holders of the Notes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Item

4.1	First Supplemental Indenture, dated February 23, 2026, among AMC Networks Inc, the guarantors party thereto and U.S. Bank Trust Company, National Association.
99.1	Press Release dated as of February 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	February 23, 2026	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary